Ordinary Shares	12 Months Ended
Nov. 30, 2024
Ordinary Shares [Abstract]
ORDINARY SHARES
14.	ORDINARY SHARES

The Company was established under the laws of British Virgin Islands on July 5, 2018. The authorized number of Ordinary Shares was 50,000 shares with a par value of US$1.0.

On November 6, 2021, the shareholders of the Company resolved to create an additional 500,000,000 of the authorized Ordinary Shares with a par value of US$0.00001 (the “Increase in Share Capital”). Following the Increase in Share Capital, on November 7, 2021, the Company newly issued 11,250,000 Ordinary Shares with a par value of US$0.00001 (the “Shares Issued”). Following the Shares Issued, the Company repurchased and cancelled 50,000 of the outstanding Ordinary Shares with a par value of US$1.0 issued and outstanding as of November 30, 2020.

On March 7, 2022, the Company’s board of directors approved and declared a dividend of HK$15,000,000 payable to its shareholders, of which HK$12,699,814 was offset against the amount due from director and related party as of November 30, 2021 and the remaining HK$2,300,186 was paid in cash on March 16, 2022. The dividend per share was HK$1.33.

On March 20, 2024, the Company completed its initial public offering (the “IPO”) on the NASDAQ. In the offering, 1,875,000 ordinary shares were issued and sold to the public at a price of US$4 per share. The net proceeds to the Company from the IPO, after deducting the accrued and paid commissions and offering expenses, were approximately US$6,303,045 (HKD 49.04 million).

On November 27, 2024, the shareholders of the Company passed a resolution to reclassify 1,500,000 ordinary shares held by Ms. Wai Lau (the “Majority Shareholder”) into Class B ordinary shares, with remaining ordinary shares as Class A ordinary shares. All of the Class B shareholders are controlled by Ms. Wai Lau, the founder and Chief Executive Officer of the Company.

Each of the Class A ordinary shares and Class B ordinary shares has the right to an equal share in any dividend paid by the Company and the right to an equal share in the distribution of the surplus assets of the Company. However, each Class A ordinary share has the right to one vote on any resolution, and each Class B ordinary share has the right to fifty (50) votes on any resolutions.

The re-designation of its ordinary shares of a single class each with a par value of US$0.00001 (issued and unissued) (the “Ordinary Shares”) that all the currently issued 13,125,000 Ordinary Shares be and are re-designated into Class A ordinary shares each with a par value of US$0.00001 with one vote per share but with all rights and restrictions remaining identical to the Ordinary Shares (the “Class A Ordinary Shares”) on a one-for-one basis, the remaining authorized but unissued Ordinary Shares be and are re-designated into 436,875,000 Class A Ordinary Shares and 50,000,000 Class B ordinary shares each with a par value of US$0.00001 with fifty votes per share (the “Class B Ordinary Shares”) on a one-for-one basis and such that the Company will be authorized to issue a maximum of 500,000,000 shares each with a par value of US$0.00001 divided into 450,000,000 Class A Ordinary Shares and 50,000,000 Class B Ordinary Shares. As a result of the issuances and reclassification stated above, the Company had 0 and 450,000,000 authorized Class A ordinary shares, par value of US$0.00001, of which 0 and 13,125,000 Class A ordinary shares were issued and outstanding as of November 30, 2023 and 2024, respectively.